UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2004

                            PROTON LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

     WASHINGTON                     000-31883                  91-2022700
     (State or other               (Commission              (I.R.S. Employer
     jurisdiction                  File Number)            Identification No.)
                                of incorporation)

     1135 Atlantic Avenue, Suite 101, Alameda, CA                  94501
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code:  (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




ITEM 5.02. Departures of Directs or Principal Officers; Elections of Directors; Appointment of Principal Officers.

     On December 33, 2004, Richard A. ("Dick") Wullaert resigned as a Director, Vice president and Chief Technical Officer.

ITEM 7.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements.    None.

     (b)     Exhibits.      None.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROTON LABORATORIES, INC.

                                 (signed) ____________________________
December 17, 2004                 /s/  Edward  Alexander
                                 Name:  Edward  Alexander
                                 Title:  President


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